UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2017

Uniti Group Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36708	46-5230630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10802 Executive Center Drive Benton Building Suite 300 Little Rock, Arkansas		72211
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (501) 850-0820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Information

As previously announced, on April 10, 2017, Uniti Group Inc. (the “Company”) entered into a definitive agreement to acquire Southern Light, LLC, an Alabama limited liability company (“Southern Light”). The Company is filing this report to present updated pro forma financial information relating to the Company’s pending acquisition of Southern Light. The pro forma financial information filed herewith reflect a change in the anticipated financing that reflects higher proceeds from an equity offering and a reduced debt offering.  Accordingly, unaudited pro forma condensed combined financial statements giving effect to the pending acquisition of Southern Light are attached as Exhibits 99.1.

Item 9.01 Financial Statements and Exhibits

(b) Pro forma financial information.

Uniti Group Inc.’s unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2016 giving effect to the acquisition of Southern Light and certain other acquisitions consummated since January 1, 2016, and the financing therefor, are filed as Exhibit 99.1 hereto.

(d) The following exhibits are included with this Current Report.

Exhibit Number	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Statements of Uniti Group Inc. as of and for the year ended December 31, 2016.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended from time to time.  Those forward-looking statements include all statements that are not historical statements of fact and those regarding the registrant’s intent, belief or expectations including, without limitation, statements regarding its expectations with respect to the proposed transaction with Southern Light, LLC.

Words such as “anticipate(s),” “expect(s),” “intend(s),” “estimate(s),” “foresee(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements.  These statements are based on management's current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected.  Although the registrant believes that the assumptions underlying the forward-looking statements are reasonable, it can give no assurance that its expectations will be attained.  Factors which could materially alter its expectations with regard to the proposed transaction with Southern Light, LLC, include, among other things, the possibility that the terms of the transaction as described in this Current Report on Form 8-K are modified; the risk that the transaction agreements may be terminated prior to expiration; risks related to satisfying the conditions to the transactions, including timing and possible delays and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval.

The registrant expressly disclaims any obligation to release publicly any updates or revisions to any of the forward looking statements set forth in this Current Report on Form 8-K to reflect any change in its expectations or any change in events, conditions or circumstances on which any statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2017	UNITI GROUP INC.

	By:	/s/ Daniel L. Heard
		Name:	Daniel L. Heard
		Title:	Executive Vice President – General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Statements of Uniti Group Inc. as of and for the year ended December 31, 2016.